EXECUTION COPY


          THIRD AMENDMENT, dated as of January 3, 2000 (this "Amendment") to the Credit Agreement, dated as of January 28, 1998, (as amended by the Amendment and Waiver dated as of March 31, 1999, and the Second Amendment and Waiver dated as of October 1, 1999, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among RELIANT BUILDING PRODUCTS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CHASE SECURITIES INC., as advisor and arranger (in such capacity, the "Arranger"), CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as documentation agent (in such capacity, the "Documentation Agent"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H :


          WHEREAS, the Borrower and Lenders are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested that the Lenders execute and deliver a consent (the "Consent") to an amendment of the Credit Agreement and related documentation permitting the Borrower to borrow from time to time during the period from the date hereof to March 31, 2000 up to $2,000,000 in the aggregate or such larger amount as may be acceptable to the Administrative Agent in excess of the Total Revolving Extensions of Credit outstanding as of the date hereof;

          WHEREAS,  the  Lenders  have  provided  the  Consent;  and

          WHEREAS, based and in reliance upon the Consent (as contemplated by Section 10.1(a) of the Credit Agreement and by the Consent), the Administrative Agent is executing and delivering this Amendment.


          NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:


          1.    Amendment  of Section 1.1 (Definitions) of the Credit Agreement.
Section 1.1 is hereby amended by amending and restating the definition of "Borrowing Base" as follows:

               "'Borrowing  Base':    at  any  date, the amount of the then most
recent computation of the Borrowing Base, determined by calculating the amount equal to:
     (a) 85%  of  the  Net  Amount  of  Eligible  Receivables  at  such  date;

plus

     (b) 50% of the amount of Eligible Inventory at said date, calculated at the lower of cost (determined on a FIFO basis) or market less the Slow Moving Reserve then in effect; provided that in no event shall the portion of the Borrowing Base attributable to Eligible Inventory exceed 50% of the Borrowing Base;

plus
     (c)    the  Cumulative  Incremental  Availability  at  such  date;

     plus

     (d) until the Restructuring (as defined in the Request for Consent dated December 20, 1999 by the Borrower, the Administrative Agent and the Required Lenders) is completed, the amount determined by the Administrative Agent from time to time equal to the value of the collateral on deposit in the Cash Collateral Account maintained under the Cash Collateral Agreement dated as of January 3, 2000 by Keystone, Inc. in favor of the Administrative Agent, provided that such amount shall not be greater than $2,000,000 or such larger amount as may be acceptable to the Administrative Agent.

The Borrowing Base will be computed hereunder on a monthly basis (based on all information reasonably available to the Administrative Agent, including without limitation, the periodic reports and listings delivered to the Administrative Agent in accordance with Section 6.2(c)), and a monthly Borrowing Base Certificate from a Responsible Officer of the Borrower presenting the Borrower's computation of the Borrowing Base will be periodically delivered to the Administrative Agent in accordance with Section 6.2(d)."

          2. Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof and pursuant to this Amendment.

          3. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Lenders' willingness to amend, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

          4. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

          IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                   RELIANT  BUILDING  PRODUCTS,  INC.


                                   By: /s/ William K. Snyer
                                       Name: William K. Snyder
                                       Title: CFO & Sr. V.P.

          IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                              CHASE  BANK  OF  TEXAS,  NATIONAL
                              ASSOCIATION,  as  Administrative  Agent


                              By: /s/ B.B. Wuthrich
                                     Name: B.B. Wuthrich
                                     Title: Vice President



                              BANKBOSTON,  N.A.


                              By:
                                  Name:
                                  Title:



                              BALANCED HIGH YIELD FUND I
                              BY BHF (USA) Capital Corporation acting as
                              Attorney-in-fact


                              By:
                                  Name:
                                  Title:

                              By:
                                 Name:
                                 Title:



                              PARIBAS

                              By: /s/ Larry Robinson
                                  Name: Larry Robinson
                                  Title: Vice President

                              By: /s/ Scott Clingan
                                  Name: Scott Clingan
                                  Title: Director




                              ING  HIGH  INCOME  PRINCIPAL
                              PRESERVATION FUND HOLDINGS, LDC

                              By: ING  Capital  Advisors,  LLC
                                  as Investment  Advisor

                              By: /s/ Kurt Wegleitner
                                  Name:  Kurt Wegleitner
                                  Title: Vice President





                              NORTHERN  LIFE  INSURANCE
                              COMPANY

                              By:    ING  Capital  Advisors,  LLC
                                     as  Investment  Advisor

                              By: /s/ Kurt Wegleitner
                                  Name: Kurt Wegleitner
                                  Title: Vice President




                              BHF  (USA)  CAPITAL  CORPORATION


                              By:
                                  Name:
                                  Title:


                              By:
                                  Name:
                                  Title:




                              CIBC,  INC.


                              By: /s/ Ihor Zaluckyj
                                  Name: Ihor Zaluckyj
                                  Title: Executive Director




                              KEY  CORPORATE  CAPITAL  INC.


                              By: /s/ Alan J. Ronan
                                  Name: Alan J. Ronan
                                  Title: Designated Signer




                              KZH  CYPRESSTREE-1  LLC


                              By: /s/ Peter Chin
                                  Name: Peter Chin
                                  Title: Authorized Agent



                              VAN  KAMPEN  CLO  II,  LIMITED
                              By:  VAN  KAMPEN  MANAGEMENT
                                   INC.,  as  Collateral  Manager

                              By: /s/ Darvin D. Pierce
                                  Name: Darvin D. Pierce
                                  Title: Vice President



                              VAN  KAMPEN  PRIME  RATE  INCOME  TRUST

                              By:    Van  Kampen  Investment  Advisory  Corp.


                              By: /s/s Darvin D. Pierce
                                  Name: Darvin D. Pierce
                                  Title: Vice President




                             ACKNOWLEDGMENT AND CONSENT


     Each of the undersigned hereby consents to the foregoing Consent and Waiver and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Amendment:


                                   RBPI  HOLDING  CORPORATION


                                   By: /s/ William K. Snyder
                                   Title: V.P.


                                   RELIANT  BUILDING  PRODUCTS,  INC.


                                   By: /s/ William K. Snyder
                                   Title: CFO & Sr. V.P.


                                   RBP  OF  ARIZONA,  INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.






                                   RBP CUSTOM GLASS, INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   RBP OF TEXAS, INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   RBP TRANS, INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   LEVAN  BUILDIERS  SUPPLY,  INCORPORATED



                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   TIMBER  TECH,  INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   CFA  HOLDING  COMPANY


                                   By: /s/ William K. Snyder
                                   Title: V.P.


                                   CARE  FREE  ALUMINUM  PRODUCTS,  INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.


                                   ULTRA  BUILDING  SYSTEMS,  INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.


                                   ALPINE  INDUSTRIES,  INC.



                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   KEYSTONE,  INC.


                                   By:
                                   Title: